Exhibit 99.1

License Agreement

This License Agreement (the “Agreement”) is made effective as August 27, 2010, by and among THE MARKERS COMPANIES, INC. (“Markers”), a Nevada corporation, MARKERS COMPANIES, LLC (“MC”), an Arizona limited liability company, and (with respect to Section 2(b) only) UAGH, INC. a Delaware Corporation (“UAGH”).

RECITALS

A.

MC owns and has the rights to use certain intellectual property and related property, including certain websites, trademarks and marketing rights and agreements, all as more specifically described below.

B.

MC desires to grant to Markers an exclusive license in the Intellectual Property (as defined below), pursuant to the terms and conditions set forth more fully below.

C.

Markers desires to accept a license of the intellectual Property and to pay certain License Fees (as defined below) to MC in connection with the grant of the license by MC to Markers, pursuant to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, Markers and MC hereby agree as follows:

1.

Grant of License; Scope.

a.

Exclusive License Grant.  MC hereby grants to Markers an exclusive, worldwide, perpetual license (the “License”) in certain intellectual property, consisting of the trademarks, websites, marketing rights and agreements, and other intellectual property set forth in Schedule 1 hereto, and incorporated herein by this reference, and all Improvements thereto (as defined below) (collectively, the “Intellectual Property”) for all fields of use or application, with the right to sublicense, to make, have made, use, offer to sell, sell, export, and import the Intellectual Property.  This license is terminable upon the grounds set forth in this Agreement.  Markers shall have the right to use the Intellectual Property and/or to sublicense it to any third party for its use and/or to sublicense, provided that Markers shall ensure that any third party to which it sublicenses any rights under this Agreement shall comply with all applicable terms of this Agreement and the license agreement between Markers and any sub-licensee.  Markers agrees to forward to MC a fully executed copy of each sublicense agreement within thirty (30) days of its execution.  For purposes of this Agreement, “Improvements” shall mean any invention, idea, trade secret or know-how which includes any portion of, or utilizes any portion of, the intellectual property set forth in Schedule 1 hereto,, or any derivative work which is directly related to, or which develops, enhances or improves any portion of the intellectual property set forth in Schedule 1 hereto,, whether or not patentable, copyrightable, or otherwise protectable as intellectual property which is subsequently acquired or developed by MC during the term of this Agreement.

b.

Ownership.  Markers acknowledges that as between the parties, MC shall own all interest in the Intellectual Property and all valid trademark registrations throughout the world in the Intellectual Property.  Markers shall do nothing inconsistent with MC’s ownership of the Intellectual Property, including any attack on the validity of the Intellectual Property or MC’s title thereto.  All goodwill accrued through use of the Intellectual Property by Markers and its employees and agents shall inure to the benefit of MC.  Markers acknowledges that nothing in this Agreement shall give Markers any right, title or interest in the Intellectual Property other than the right to use and sublicense the Intellectual Property in accordance with this Agreement.  MC reserves all rights not specifically granted in this Agreement.

c.

Ownership of Markers Improvements.   Markers shall own and have all right, title and interest in and to all Improvements and any intellectual property therein, of any kind or description created or developed by Markers or its sub-licensees.  This right shall be absolute and irrevocable, shall survive the termination of this Agreement.  In furtherance of Markers’ rights under this Section 1(c), MC shall take all actions, and shall execute and deliver to Markers, or file with appropriate government agencies, all documents and other materials, as reasonably requested by Markers, in order to permit Markers (or any third party assignee or sub-licensee designated by Markers) to perfect and protect its ownership or license of all rights, title and interests in and to all Improvements and intellectual property therein.

2.

Licensing Fees.  In connection with and as full payment for the License granted above in Section 1, Markers shall pay MC fees (the “License Fees”) according to the schedule below and as outlined herein:

a.

Markers will pay up to a maximum of $2,800,000 in cash, cash equivalents or marketable securities as follows:

1.

Markers will pay $100,000.00 on July 1, 2011 (ramp up year);

2.

Markers will pay 2% of gross sales or a minimum of $100,000.00 on July 1, 2012;

3.

Markers will pay 2% of gross sales or a minimum of $250,000.00 on July 1, 2013;

4.

Markers will pay 2% of gross sales or a minimum of $250,000.00 on July 1, 2014;

5.

Markers will pay 2% of gross sales or a minimum of $300,000.00 on July1 , 2015;

6.

Markers will pay 2% of gross sales or a minimum of $300,000.00 on July 1, 2016;

7.

Markers will pay 2% of gross sales or a minimum of $300,000.00 on July 1, 2017;

8.

Markers will pay 2% of gross sales or a minimum of $400,000.00 on July 1, 2018;

9.

Markers will pay 2% of gross sales or a minimum of $400,000.00 on July 1, 2019; and

10.

Markers will pay 2% of gross sales or a minimum of 400,000.00 on July 1, 2020;

provided, however, that if (i) Vincent Goett and Michael Broussard involuntarily cease to be Chairman and Vice-Chairman, respectively, of Markers, or (ii) Vincent Goett or Michael Broussard involuntarily ceases to be a Co-Chief Executive Officer (except for cause, as defined in employment agreements between Markers and Messrs. Goett and Broussard, or where one of them, in his capacity as a director of Markers, votes in favor of terminating the other as an officer) of Markers, at any time after they are appointed directors and officers and before July 1, 2020, then the balance of the payments due under Section 2(a) above shall be due in full sixty (60) days after the last of them ceases to be a director.

b.

Concurrent with the execution and delivery of this Agreement and in reliance on the representations of MC in Section 4(f) – (k) below, UAGH agrees to issue to MC or shareholders of MC, as set forth on Schedule 2B hereto, as directed by MC, 11,000,000 shares (the “License Fee Shares”) of restricted common stock of UAGH, which shall be equal to 64.405% of all issued and outstanding shares of common stock of UAGH as of the date of issuance, on a fully diluted basis.

3.

Term.   The License and the rights granted hereunder by MC to Markers shall be perpetual.

4.

Representations and Warranties of MC.

a.

Good and Marketable Title.  MC warrants that it is the sole owner of the Intellectual Property and that, to the knowledge of MC, the Intellectual Property does not infringe the trademark, trade name, service mark, or other intellectual property rights of any third party.

b.

No Encumbrances.  The Intellectual Property is free and clear of liens, charges, encumbrances, pledges, mortgages, hypothecations, security interests and adverse claims of any and all nature whatsoever.

c.

Authorization.  MC has full power and authority to enter into this Agreement, and to grant the License to the Intellectual Property to Markers, and the Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms.

d.

Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which MC is subject, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which MC is a party or by which it is bound or to which any of its assets are subject, or (iii) result in the imposition or creation of a lien upon or with respect to the Intellectual Property.

e.

No Litigation.  There is no action, suit, proceeding or investigation pending or, to MC’s knowledge, currently threatened against MC that questions the validity of this Agreement, the right of MC to enter into this Agreement or to consummate the transaction contemplated hereby, nor is MC aware that there is any basis for the foregoing.

f.

Acquisition of Stock Entirely for Own Account.  MC represents that it is acquiring the License Fee Shares solely for investment for MC’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that MC has no present intention of selling, granting any participation in, or otherwise distributing the same.  The acquisition by MC of any of the License Fee Shares shall constitute confirmation of the representation by MC that MC does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the License Fee Shares.

g.

Disclosure of Information.  MC has received all the information it considers necessary or appropriate for deciding whether to acquire the License Fee Shares.  MC further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the License Fee Shares and the business, properties, prospects and financial condition of the Company.

h.

Investment Experience.  MC represents that it is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the License Fee Shares.  MC also represents it has not been organized for the purpose of acquiring the License Fee Shares.  MC acknowledges that any investment in the License Fee Shares involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the License Fee Shares for an indefinite period of time and to suffer a complete loss of its investment.

i.

Accredited Investor.  MC represents that it is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect.

j.

Restrictions on Transfer.  MC understands that the License Fee Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from Markers in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), only in certain limited circumstances.  In this connection, MC represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  MC UNDERSTANDS AND ACKNOWLEDGES HEREIN THAT AN INVESTMENT IN MARKERS’ SECURITIES INVOLVES AN EXTREMELY HIGH DEGREE OF RISK AND MAY RESULT IN A COMPLETE LOSS OF ITS INVESTMENT.  MC understands that the License Fee Shares have not been and will not be registered under the Securities Act and have not been and will not be registered or qualified in any state in which they are offered, and thus MC will not be able to resell or otherwise transfer the License Fee Shares unless they are registered under the Securities Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available.  MC has no immediate need for liquidity in connection with this investment and does not anticipate that it will need to sell the License Fee Shares in the foreseeable future.

k.

Legends.  It is understood that the certificates evidencing the License Fee Shares may bear one or all of the following legends:

i.

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

ii.

Any legend required by the Bylaws of Markers or applicable state securities laws.

5.

Indemnification.

a.

MC shall defend, indemnify and hold Markers harmless from and against all claims, suits, costs, damages, demands and judgments incurred, claimed or sustained by third parties against Markers, arising out of a claim that the Intellectual Property infringes the trademark or other intellectual property rights of any third party.  If the Intellectual Property is held to infringe, in addition to bearing the cost of defense and indemnifying Markers against any damages ultimately assessed, MC shall use commercially reasonable efforts, at its expense, to obtain for Markers a license to continue using the Intellectual Property.  Markers shall give MC prompt notice of any such claim or suit and grant MC sole control over the defense of the claim, and assist as reasonably requested in the defense of the claim (at the expense of MC).  Markers may, at its option and expense, choose to be represented by separate counsel with respect to any such claim or suit, the cost of which shall be borne by MC.

b.

MC agrees to indemnify, defend and hold harmless in the manner and subject to the limitations and qualifications set forth in this Section 5(b), Markers and its directors, officers, employees, agents, representatives, affiliates, successors and assigns (collectively, “Markers Indemnitees”)  against and in respect of any and all damages based upon, arising out of, or otherwise in respect of or resulting from (i) the failure of any representation or warranty made by MC in this Agreement to be true and correct in all respects; or (ii) any breach by MC of any covenant or agreement of MC contained in this Agreement (including all schedules and exhibits hereto).  Markers shall give MC prompt notice of any such claim or suit and grant MC sole control over the defense of the claim, and assist as reasonably requested in the defense of the claim (at the expense of MC).  Markers Indemnitees may, at their option, choose to be represented by separate counsel with respect to any such claim or suit, the cost of which shall be borne by MC.

6.

Trademarks and Trade Names.

a.

Use of Non-Licensed Property.  During the term of this Agreement, both parties shall have the right to indicate to the public that it has a business relationship with the other and both parties will respect the trademarks, marks, and trade names of the other (the “Non-Licensed Property”). Nothing herein shall grant the other any right, title, or interest in the other party’s Non-Licensed Property.

b.

Nature of Use of Trademarks and Trade Names.  Markers may use the trademarks and trade names which are a part of the Intellectual Property  (the “Licensed Marks”) in connection with the marketing, promotion, use, offer for sale and sale to consumers of (i) Markers’ existing and future products and services and (ii) other high-quality, lifestyle-related products and services.  The quality of all products and services offered and sold by Markers under the Licensed Marks shall be of a high standard consistent with the prestige and reputation which the Licensed Marks have developed.  MC shall have the right, upon reasonable advance notice to Markers, to inspect the goods and services offered by Markers under the Licensed Marks.  Markers shall not do anything which does or is reasonable likely to cause material damage, injury or impairment to the validity of the Licensed Marks.  Markers shall ensure that all products and services sold under the Licensed Marks are manufactured, labeled, distributed, provided, marketed, advertised, promoted, and sold in accordance with all applicable national, state and local laws and regulations, and in a manner that will not infringe patents, industrial design rights, copyrights, trademarks or other intellectual property rights of others.

7.

Governing Law, Arbitration and Legal Fees.

a.

This agreement shall be governed by and construed according to the laws of the State of Utah.

b.

The parties agree that they will use their best efforts to amicably resolve any dispute arising out of or relating to this Agreement. Any dispute that cannot be resolved amicably shall be settled by final binding arbitration in accordance with the rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof. Any such arbitration shall be conducted in Salt Lake City, Utah. Within fifteen (15) days after the commencement of the arbitration, each party shall select an arbitrator, and the two arbitrators shall together select a third arbitrator within ten (10) days of their appointment. Each party shall bear its own costs and expenses and an equal share of the arbitrator’s expenses and administrative fees or arbitration.

c.

The prevailing party in any legal action brought by one party against the other to enforce a final arbitration award, shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including court costs and reasonable attorney’s fees.

8.

Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes any prior discussions or agreements between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by both parties.

9.

Notices. Any notices required or permitted by this Agreement shall be deemed given is sent by certified mail, postage prepaid, return receipt requested or by recognized overnight delivery service:

If to Markers Companies, LLC

If to The Markers Companies, Inc.

Mr. Vincent Goett

Mr. Jeff D. Jenson

4455 East Camelback Road

1348 E. 3300 S. #202

Phoenix,  AZ 85018

Salt Lake City, UT  84106

10.

Miscellaneous Provisions.

a.

Independence of Parties.  Markers and MC are independent parties engaged in independent business and neither party nor any respective agent or employee of either party shall be regarded as an agent or an employee of the other.  Nothing in this Agreement shall be construed as reserving to either party the right to control the other in the conduct of its business, nor shall either party have the authority to make any promise, guarantee, warranty or reservation which will create any obligation or liability whether express or implied on behalf of the other.

b.

Waiver.  No waiver by either party, whether express or implied, of any provisions of this Agreement or of any breach or default of either party, shall constitute a continuing waiver of such provision or a waiver of any other provisions of this Agreement.

c.

Partial Invalidity.  Should any Section or any part of a Section of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining Sections and Subsections shall not be affected by the invalidity of any other part of the Agreement.

d.

Force Majeure.  Neither party to this Agreement shall be in default because of a delay or failure to perform which is not the result of the defaulting party's intentional or negligent acts or omissions, but results from causes beyond the reasonable control of such party such as acts of God, terrorism, civil disobedience and war.

e.

Full and Fair Meaning.  This Agreement shall be interpreted in accordance with its fair meaning and shall not be interpreted for or against any party on the ground that such party drafted or caused to be drafted this Agreement or any part thereof.

f.

Binding Effect.  This License Agreement shall be binding upon and shall inure to the benefit of the successors, assigns and legal representatives of the parties.

g.

Headings.  The paragraph and subparagraph headings contained in this Agreement are for convenience and reference only.  They are not intended to define, limit, or expand the scope of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.

MARKERS COMPANIES, LLC,

an Arizona limited liability company

By:     /s/ Vincent Goett

        Name: Vincent Goett

        Title: Manager

THE MARKERS COMPANIES, INC.,

a Nevada corporation

By:     /s/ Jeff D. Jenson

        Name: Jeff D. Jenson

        Title:  President and Director

(With Respect to Section 2(b) Only)

UAGH, INC.,

a Delaware corporation

By:     /s/ Jeff D. Jenson

        Name: Jeff D. Jenson

        Title:  President and Director

Schedule 1

Intellectual property subject to the License, including the following trademarks, websites, marketing rights and agreements

1.

Website:  www.themarkersclub.com

2.

 All rights to any and all names, logos and other trademarks used by Markers Club, along with their associated goodwill, including, but not limited to: any and all trademark rights that Markers Club may have under common law, state registrations and federal registrations; the rights to TM Registration Nos. 3,324,239 and 3,260,590; the right to file additional trademark applications for "Markers," "The Markers," "Markers Club" and/or "The Markers Club"; and the right to file additional trademark applications for any and all logos used by Markers Club, both with and without text.

3.

All rights under the Tour GCX Marketing Agreement and any amendments and modifications thereof.

4.

All rights under the Destination Cellars Marketing Agreement and any amendments and modifications thereof.

5.

All other rights of MC in and to: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, slogans, trade names, corporate names, Internet domain names, and rights in telephone numbers, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including source code, executable code, data, databases, and related documentation), (g) all advertising and promotional materials, (h) all other proprietary rights, and (i) all copies and tangible embodiments thereof (in whatever form or medium).

6.

The right to sue for infringement of any of the foregoing, including past infringement.

Schedule 2B

Subject to the execution and delivery of a Subscription Agreement reasonably acceptable to UAGH, Inc. and its counsel by each of the following entities, UAGH, Inc. will issue and delivery the following:

•

Nine million two hundred fifty thousand (9,250,000) shares of the Company’s restricted common stock to PB Ventures, Inc., a Nevada corporation

•

One million seven hundred fifty thousand (1,750,000) shares of the Company’s restricted common stock to PB Partners, Inc., a Nevada corporation